Principal Exchange-Traded Funds
Supplement dated April 30, 2021
to the Statement of Additional Information dated November 1, 2020 as amended and restated April 28, 2021
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective June 1, 2021, under Management Agreement, delete the row for Principal Investment Grade Corporate Active ETF, and replace with the following:

Fund	All Assets
Principal Investment Grade Corporate Active ETF	0.19%

PURCHASE AND REDEMPTION OF CREATION UNITS
Effective May 3, 2021, under Transaction Fees, delete the rows for Principal International Multi-Factor and Principal U.S. Small-Cap Multi-Factor from the table, and replace with the following:

ETF	Standard Creation Transaction Fee *	Maximum Variable Charge for Cash Portion of Creation **	Standard Redemption Transaction Fee *	Maximum Variable Charge for Cash Portion of Redemptions **

Principal International Multi-Factor	$3,000	3.00%	$3,000	2.00%
Principal U.S. Small-Cap Multi-Factor	$750	3.00%	$750	2.00%